INCOME TAXE	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXE

NOTE 11 – INCOME TAXES

Prior to the merger the Company had elected, with the consent of its stockholders, to be treated as an S Corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company’s income. As a result of the merger on December 9, 2022, the S Corporation status ends, and the consolidated 2022 tax return will be filed as a standard corporation. However, due to the losses incurred during the tax year ending 2022, there will be no tax liability for 2022. Therefore, no provision for income taxes has been included in the accompanying financial statements.